Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

TRANSACTION AGREEMENT

This Transaction Agreement (together with the exhibits attached hereto and made a part hereof, this “Agreement”), dated as of June 29, 2022 (the “Execution Date”), is entered into by and among GRUPO AEROMÉXICO, S.A.B. DE C.V. (“Grupo Aeroméxico”), AEROVÍAS DE MEXICO, S.A. DE C.V. (“Aerovías” and, together with Grupo Aeroméxico, “Aeroméxico”), AIMIA HOLDINGS UK LIMITED and AIMIA HOLDINGS UK II LIMITED (collectively, “Aimia”), and PLM PREMIER, S.A.P.I. DE C.V. (“PLM”). Each of Grupo Aeroméxico, Aerovías, Aimia and PLM may be referred to herein as a “Party” and collectively as the “Parties.” Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in (i) that certain Chronological Plan to the Transaction Agreement (inclusive of the exhibits annexed thereto, the “Chronological Plan”) attached hereto as Exhibit A and made a part of this Agreement or (ii) that certain Share Purchase Agreement (inclusive of the exhibits annexed thereto, the “Share Purchase Agreement”) attached hereto as Exhibit C.

WHEREAS, Aeroméxico, Aimia and PLM entered into that certain Shareholders Agreement, dated as of September 13, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Shareholders Agreement”), in connection with the establishment of PLM, a joint venture that owns and operates the “Club Premier” loyalty program which serves as, among other things, Aeroméxico’s frequent flyer program;

WHEREAS, Aerovías and PLM entered into that certain Commercial Participation and Services Agreement, dated as of September 13, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “CPSA”), pursuant to which PLM and Aerovías established the commercial terms and conditions for the continued participation of Aerovías in the Club Premier loyalty program;

WHEREAS, on September 13, 2010, PLM and Aerovías entered into that certain Pre-Paid Seat Asset Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “PPSA”), pursuant to which PLM and Aerovías agreed to the terms and conditions relating to the deposit by PLM of certain amounts with Aerovías to be held by Aerovías for the benefit of PLM and applied in due course as payment for the future purchase of certain award tickets by PLM on behalf of Club Premier members under the CPSA;

WHEREAS, on January 20, 2016, PLM and Aerovías entered into that certain Intercompany Revolving Loan Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IRLA” and, together with the Shareholders Agreement, the CPSA, the PPSA, and the other agreements set forth on Schedule 1 annexed hereto, the “Club Premier Agreements”), pursuant to which PLM and Aerovías agreed to the terms and conditions relating to certain intercompany loans to be made by PLM from time to time to Aerovías;

WHEREAS, Aimia is the owner of shares of PLM, as set forth on Schedule 2 attached hereto (the “Shares”), constituting 48.8551% of the outstanding shares, on a fully diluted basis, of PLM;

WHEREAS, Aeroméxico and certain of their affiliates were debtors and debtors in possession (the “Debtors”) in those certain chapter 11 proceedings (the “Chapter 11 Cases”) commenced on June 30, 2020 before the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which Chapter 11 Cases are jointly administered under Case No. 20-11563 (SCC);

WHEREAS, on February 4, 2022, the Bankruptcy Court entered the Order (I) Confirming Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code and (II) Granting Related Relief [ECF No. 2668] (the “Confirmation Order”) confirming the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [ECF No. 2668-1] (the “Chapter 11 Plan”);

WHEREAS, the Confirmation Order, among other things, (i) approved that certain binding letter of intent by and among Aeroméxico, PLM and Aimia entered into as of February 8, 2022 (the “LOI”) and (ii) authorized the Parties to effectuate a transaction (the “PLM Stock Participation Transaction”) pursuant to the terms of the LOI;

WHEREAS, on March 17, 2022, the Debtors’ Chapter 11 Plan was substantially consummated and became effective by its terms, resulting in, among other things, the Debtors’ assumption of the Club Premier Agreements;

WHEREAS, on April 4, 2022, the Parties submitted the premerger filing notice to the Mexican Federal Economic Competition Commission (Comisión Federal de Compentencia Económica) (the “Commission”) to notify the Commission of the PLM Stock Participation Transaction and to obtain the mandatory clearance in connection therewith (such mandatory clearance, the “Regulatory Approval”); and

WHEREAS, on June 16, 2022, Regulatory Approval was obtained from the Commission.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. PLM Stock Participation Transaction. The Parties shall effectuate the PLM Stock Participation Transaction in accordance with the following terms and conditions:

(a) The Parties shall comply with all of the terms of this Agreement, including the terms set forth in the Chronological Plan and the PLM Shareholders’ Resolutions.

(b) The Parties shall have entered into that certain Indemnity Agreement (attached hereto as Exhibit B, the “Indemnity Agreement”), which Indemnity Agreement shall be effective as of the Effective Date.

(c) The Parties shall have entered into the Share Purchase Agreement, which Share Purchase Agreement shall be effective as of the Effective Date.

(d) Subject to the terms of the Chronological Plan and the PLM Shareholders’ Resolutions, Aeroméxico shall (i) make a cash contribution to PLM in an amount (the “Capital Contribution”) equal to the sum of the Cash Payment Amount (as defined below) and the Additional Payment Amount (as defined below); (ii) cause PLM to pay to Aimia US$330,000,000 (the “Cash Payment Amount”) and the Additional Payment Amount, each net of the Tax Liability (as defined below), in immediately available US Dollar funds; (iii) cause PLM to pay to the appropriate governmental authority(ies) the Tax Liability and the Additional Tax Liability when due, if any or if applicable; and (iv) enter into and perform, and cause PLM to enter into and perform, each of their obligations under the Share Purchase Agreement.

(e) In addition to the payments to be made under this Agreement pursuant to paragraph 1(d) above, on the Effective Date, Grupo Aeromexico shall reimburse Aimia for the reasonable and documented expenses incurred by Aimia related to the negotiation, documentation and entry into the LOI and the PLM Stock Participation Transaction since the inception of the Chapter 11 Cases in an aggregate amount not to exceed US$500,000 in immediately available US Dollar funds.

(f) Based on a reconciliation date of May 31, 2022 and calculated in accordance with the Additional Payment Amount calculations set forth on Exhibit D attached hereto, the estimated amount of the Additional Payment Amount (such estimated amount, the “Preliminary Additional Payment Amount”) is US$100,359,000. Within forty-five (45) calendar days following the Effective Date, such Preliminary Additional Payment Amount shall be adjusted to account for the period of time between May 31, 2022 and the Effective Date and shall exclude, among other things, non-ordinary course activities, including payments inconsistent with past practice, reflected in and based on PLM’s financial statements as of the Effective Date (the “Additional Payment Amount”), which net adjustment shall be paid consistent with the Chronological Plan either by PLM to Aimia or Aimia to PLM, as the case may be, within three (3) business days from the determination of such adjustment.

(g) With respect to the Mexican corporate income tax liability (the “Tax Liability”) of PLM as of the Effective Date (excluding any withholding taxes) as solely and directly attributable to the PLM Stock Participation Transaction based on the sum of the Cash Payment Amount and the Preliminary Additional Payment Amount effected in accordance with this Agreement (and excluding, for the avoidance of doubt, any corporate tax liability relating to the Additional Earnout Amount), the estimated Tax Liability amount (such estimated amount, the “Preliminary Tax Liability”) is US$17,079,339. Within forty-five (45) calendar days following the Effective Date, such Preliminary Tax Liability shall be adjusted based on, among other things, the Additional Payment Amount and the actual amount of the Tax Liability of PLM, which net adjustment shall be paid consistent with the Chronological Plan either by PLM to Aimia or Aimia to PLM, as the case may be, within three (3) business days from the determination of such adjustment.

(h) On or before the First Shareholders’ Meeting, Aimia shall have provided to PLM and Aeromexico a certificate of tax residency duly issued by competent authority in the United Kingdom stating that Aimia is a resident for tax purposes in such jurisdiction within the meaning of the Convention between Mexico and the United Kingdom to Avoid Double Taxation and Prevent Tax Evasion (such certificate, the “Tax Residency Certificate”).

(i) On the Effective Date, proofs of claims bearing claim numbers (i) 733, 734, 735, and 736 filed by PLM and (ii) 737, 738, 739, 740, 741, 742, 743, and 744 filed by Aimia in the Chapter 11 Cases (“Aimia’s Proofs of Claims”), in each case, shall be automatically deemed withdrawn with prejudice.

(j) From the Execution Date through and including the Effective Date, the Parties each covenant and agree to conduct the operations of PLM in a manner that (i) avoids, directly or indirectly, any intentional reduction in the Additional Payment Amount and/or any intentional increase in the Tax Liability and (ii) does not deviate from past practice within PLM, other than in connection with implementation of the PLM Stock Participation Transaction.

(k) On the Effective Date, the Shareholders Agreement shall be deemed terminated.

2. Conditions Precedent to the Effective Date. The following conditions must have occurred prior to or on the Effective Date:

(a) Regulatory Approval shall have been obtained; and

(b) The Parties shall have executed and delivered all such deeds, documents, instruments and writings and performed, complied with and completed all such acts as are necessary, desirable or otherwise useful to give effect to all of the transactions contemplated by or required under the terms of the Chronological Plan, the PLM Shareholders’ Resolutions and this Agreement, including, without limitation, all agreements and covenants required by this

Agreement; provided that for the avoidance of doubt, until the Effective Date and except as otherwise set forth herein, none of the Parties’ rights, claims, counterclaims, interests and/or defenses in respect of the Debtors’ and their estates, the Reorganized Debtors (as defined in the Chapter 11 Plan) and PLM, including, without limitation, under the Shareholders Agreement, shall be terminated or otherwise impaired.

3. Outside Date. Unless otherwise mutually agreed to in writing by and among the Parties, the Effective Date shall occur on or before August 4, 2022 (such date being the “Outside Date”); provided that, notwithstanding the occurrence of the Outside Date, if the Cash Payment Amount and the Additional Payment Amount, net of any Tax Liability, have not been received in full by Aimia prior to or on the Outside Date due to (i) any of the PLM Shareholders’ Meetings not having been held, (ii) any other corporate approvals applicable to each Party necessary to effectuate the PLM Stock Participation Transaction not having been received and/or (iii) any other governmental approvals applicable to each Party necessary to effectuate the PLM Stock Participation Transaction not having been received, then the Outside Date shall be extended until the Cash Payment is received in full by Aimia in accordance with this Agreement.

4. Additional Earnout Amount. Pursuant to and consistent with the Share Purchase Agreement and this Agreement, the Parties acknowledge and agree that, from and after the Effective Date, consistent with the PLM Shareholders’ Resolutions, Aimia shall receive in exchange for the sale of all of its Series “D” Shares an amount determined in accordance with the terms of the Share Purchase Agreement.

5. Representations and Warranties of the Parties. Each Party represents and warrants (solely as to itself) to the other Parties as follows:

(a) Organization and Good Standing. Such Party is (i) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and to enter into the PLM Stock Participation Transaction and perform its obligations contemplated hereby and thereby and (ii) is duly qualified or authorized to do business and in good standing (to the extent such concept is known or acknowledged in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization, except, in the case of clause (ii), where the failure to be so qualified or authorized would not be material and adverse to the business or assets of such Party or the PLM Stock Participation Transaction contemplated hereby.

(b) Authorization of Agreement. Such Party has all requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the PLM Stock Participation Transaction contemplated hereby. The execution, delivery and performance of this Agreement by such Party and the consummation of the PLM Stock Participation Transaction contemplated hereby have been duly authorized and approved by all requisite action on the part of such Party. This Agreement has been duly and validly executed and delivered by such Party and (assuming the due authorization, execution and delivery by the other Parties) this Agreement constitutes the legal, valid and binding obligations of such Party, enforceable against such Party in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, reorganization, moratorium and similar applicable laws affecting creditors’ rights and remedies generally and (ii) as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) No Conflicts. Neither the execution and delivery by such Party of this Agreement, the consummation of the PLM Stock Participation Transaction contemplated hereby, nor compliance by such Party with any of the provisions hereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, acceleration or cancellation, or result in the creation or imposition of a lien under any provision of (i) the organizational documents of such Party, (ii) any agreement to which such Party is a party or affecting such Party or its properties, (iii) any judicial or governmental order, injunction, writ or decree applicable to such Party or by which any of its properties or assets are bound, or (iv) any applicable law, except, in the case of clauses (ii) and (iv) herein, for any such matters which would not reasonably be expected to be material and adverse to the business or assets of such Party taken as a whole or the PLM Stock Participation Transaction contemplated hereby.

(d) Consents. Other than the Regulatory Approval and any consent, authorization or approval required under the Shareholders Agreement or the organizational documents of PLM, no consent, waiver, approval, order, permit or authorization of, or filing with, or notification to, any governmental body is required on the part of such party in connection with the execution and delivery of this Agreement by such party, the compliance by such Party with any of the provisions hereof, or the consummation or performance of the PLM Stock Participation contemplated hereby.

(e) Withholding Taxes. Neither the payment of any capital contributions to PLM pursuant to the PLM Shareholders’ Resolutions, nor any payments to Aimia under this Agreement, shall be subject to any withholding or other taxes (other than the Tax Liability) in accordance with applicable Mexican income tax law.

6. Miscellaneous. (a) Failure to Consummate/Breach. Following the First Shareholders’ Meeting, if, solely as a direct result of misconduct intentionally taken or caused by Aimia as determined by (i) final order of a court of competent jurisdiction as provided herein or (ii) if applicable, an arbitration panel in accordance with Section 8.11 of the Shareholders Agreement, the Effective Date does not occur by the Outside Date, the Parties shall promptly take all actions reasonably necessary to unwind the PLM Stock Participation Transaction so that each Party is as they were immediately prior to the First Shareholders’ Meeting.

(b) Amendment/Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the Parties.

(c) Assignment. No Party may assign any of its rights or obligations under this Agreement without the prior written consent of all of the other Parties, and any attempt to assign this Agreement without such written consent shall be void and of no effect ab initio.

(d) Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Nothing in this Agreement express or implied is intended to confer upon any Person other than the Parties or their successors or permitted assigns any rights or remedies under or by reason of this Agreement.

(e) Governing Law/Jurisdiction. This Agreement, and any claim, suit, action or proceeding in any way arising out of or relating to this Agreement, the negotiation, execution or performance of this Agreement, or the PLM Stock Participation Transaction contemplated hereby (whether at law or in equity, and whether in contract or in tort or otherwise), shall be governed by and enforced pursuant to the laws of the State of New York, its rules of conflict of laws notwithstanding (other than Section 5-1401 of the General Obligations Law of the State of New York). Each Party hereby irrevocably agrees and consents to be subject to the exclusive jurisdiction of New York state or federal court sitting in the Borough of Manhattan, New York, New York in any suit, action or proceeding described in the immediately preceding sentence of this paragraph 6(e). EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f) Counterparts, etc. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, scanned pages or other electronic transmission shall be as effective as delivery of a manually executed counterpart to this Agreement. Counterparts may be delivered via facsimile, electronic mail (including via www.docusign.com, PDF and any other electronic signature covered by the U.S. Federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Each Party’s obligations shall be subject to their signature indicating their acceptance of the terms contained in this Agreement. Each Party’s obligations shall be subject to their signature indicating their acceptance of the terms contained in this Agreement.

(g) Entire Agreement. This Agreement (including all of the schedules and exhibits annexed hereto and all of the agreements, instruments, resolutions, approvals referenced herein, executed herewith and/or otherwise annexed hereto) constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements (oral and written), including, without limitation, the LOI; provided that this Agreement shall not limit or modify the releases and exculpations contained in the Chapter 11 Plan to the extent applicable.

(h) Severability. Wherever possible, each term, condition, or other provision of this Agreement shall be interpreted in such a manner as to be effective and valid, legal and enforceable, under applicable law, but if any term, condition, or other provision of this Agreement is found to be ineffective, invalid, illegal, or incapable of being enforced by any rule of law or public policy by a court of competent jurisdiction, then, to the extent that such ineffectiveness, invalidity, illegality or unenforceability shall not deprive the Parties of any material benefit intended to be provided by this Agreement, all other terms, conditions, and provisions of this Agreement shall nevertheless remain in full force and effect. Upon a determination that any term, condition, or provision is invalid, illegal, or incapable of being enforced by a court of competent jurisdiction, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of this Agreement as closely as possible in a mutually acceptable manner in order that the agreements contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(i) Mutual Releases. On the Effective Date, and in addition to those releases and exculpations granted by the Parties under the Chapter 11 Plan and otherwise applicable, Grupo Aeroméxico, Aerovías, PLM and Aimia, hereby, to the fullest extent permitted by applicable law, forever, unconditionally, permanently, and irrevocably release, discharge, and acquit each other and each of their respective successors, assigns, affiliates, subsidiaries, controlling persons, shareholders, partners, representatives, agents, attorneys, financial advisors, consultants, professionals, officers, directors, members, managers, and employees, present and future, and their respective heirs, successors and assigns, in each case solely in their capacities as such of and from any and all action, claims, controversies, disputes, liabilities, damages, obligations, demands, expenses (including, without limitation, attorneys’ fees), debts, liens, actions, and causes of action of any and every nature whatsoever, whether arising in law or otherwise (in each case, arising on or prior to the Effective Date), and whether known or unknown, matured or contingent (the “Claims”), arising under, in connection with, or relating to the Club Premier Agreements or in any way relating to Aimia’s ownership of the Shares and/or Aimia’s activities in connection with the operations or actions of PLM, including, without limitation, (i) any and all “claims” (as defined under chapter 11 of title 11 of the United States Code, 11 U.S.C. § 101, et seq. (as amended or modified, the “Bankruptcy Code”)) and causes of action arising under the Bankruptcy Code, and (ii) any and all offsets, defenses, claims, counterclaims, set off rights, objections, challenges, causes of action, and/or choses in action of any kind or nature whatsoever, whether arising at law or in equity, including any recharacterization, recoupment, subordination, avoidance, or other claim or cause of action arising under or pursuant to section 105(5) or chapter 5 of the Bankruptcy Code or under any other similar provisions of applicable state, federal, or common law, including, without limitation, any right to assert any disgorgement or recovery, in each case, with respect to Club Premier Agreements and the relationship among the Parties; provided that the foregoing shall not release any rights, interests and/or obligations provided for in this Agreement and the Indemnity Agreement or otherwise relating to the consummation of the PLM Stock Participation Transaction; provided, further, but subject to (y) the immediately preceding proviso relating to the release of any rights, interests and/or obligations provided for in this Agreement and the Indemnity Agreement and (z) the occurrence of the Effective Date, Aimia and Aeromexico each hereby, to the fullest extent permitted by applicable law, forever, unconditionally, permanently, and irrevocably release, discharge, and acquit the representatives, agents, attorneys, financial advisors, consultants, professionals, officers, directors, and employees of PLM, and their respective heirs, successors and assigns, in each case solely in their capacities as such, from any Claims solely arising from actions taken by PLM that are expressly authorized, approved or directed by Aimia and/or Aeromexico, as applicable, pursuant to the Shareholders Agreement and the organizational documents of PLM and relating to the consummation of the PLM Stock Participation Transaction. The Parties understand, acknowledge and agree that (A) the releases set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release, and (B) no fact, event, circumstance, evidence or transaction in existence today or that has existed in the past and which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(j) Indemnity. Without duplication of any of the obligations and liabilities of the Parties set forth in the Indemnity Agreement and without overlap of the scope and subject matter contained in the Indemnity Agreement, Aimia, on the one hand, and Aeromexico, on the other hand (each an “Indemnifying Party”), shall indemnify and hold each other Party and any of such other Party’s affiliates, directors, officers, members, shareholders, employees, counsel, accountants, financial and legal advisors, auditors, consultants or other representatives (collectively, the “Indemnified Party”) harmless from, against and in respect of any and all losses, claims, liabilities damages, penalties, interest, costs and expenses, including reasonable counsel fees, costs of investigation, court costs, and costs of enforcement (whether or not arising in connection with a claim by a taxing authority) but excluding consequential, punitive, exemplary, special, incidental or indirect losses (and for clarity, excluding lost profits or diminution in value measure of damages) (collectively, the “Losses”) any Indemnified Party may incur or suffer, which arise, result from, or relate to the breach or default by the Indemnifying Party under any of the Indemnifying Party’s obligations under this Agreement; provided that, on and after the Effective Date, PLM shall be jointly and severally liable with Aeromexico in respect of the foregoing indemnity obligations, including, without limitation, with respect to payment of the Additional Payment Amount, the Additional Earnout Amount, the Tax Liability and the Additional Tax Liability. No Party shall be liable for special, punitive, exemplary, incidental, consequential or indirect damages, lost revenue or lost profits, whether based on contract, tort, strict liability, other law or otherwise and whether or not arising from another Party’s sole, joint or concurrent negligence, strict liability or other fault. Any Losses incurred by PLM and/or Aeromexico for which Aimia may have indemnification liability pursuant to this paragraph 6(j) shall be calculated net of any tax credits, tax refunds and/or deductions from taxable income for the benefit of Aeromexico and/or PLM.

(k) Confidentiality. The Parties shall publicly announce the occurrence of the Effective Date and the consummation of the PLM Stock Participation Transaction on the Effective Date. The text and timing of such announcements are to be approved in advance by each of the Parties, acting reasonably, and to be in compliance with Canadian securities laws, the Bankruptcy Code, Mexican law, the requirements of the Toronto Stock Exchange with respect to Aimia, and any other applicable law, rules and regulations. Otherwise, except as required by applicable law (including, without limitation, Canadian securities laws and the requirements of the Toronto Stock Exchange with respect to Aimia, and Mexican and US Securities laws and the regulations of any applicable Mexican or US stock exchange with respect to Aeromexico) or as the Parties agree in connection with or as required in the Chapter 11 Cases, this Agreement will be kept strictly confidential, and none of the Parties or any of their respective affiliates or representatives shall disclose the PLM Stock Participation Transaction or any of the terms and conditions thereof. To the extent that disclosure becomes legally required, including in the Chapter 11 Cases, the Party required to make such disclosure shall notify the other Party promptly and in advance of the required disclosure being made. Notwithstanding anything to the contrary provided herein, Aeromexico may file the Agreement on the public docket of the Chapter 11 Cases, which, for the avoidance of doubt, shall not constitute a breach of this paragraph 6(k); provided, that Aeromexico shall coordinate with Aimia the timing of such filing of the Agreement with the timing of the above public announcements.

(l) Interpretation. In the event of a conflict of interpretation between this Agreement (including the Chronological Plan) and of the PLM Shareholders’ Resolutions, such resolution(s) shall control; provided that any and all disputes and/or controversies arising from any such interpretation shall be subject to the terms of this Agreement, including, without limitation, the governing law and jurisdictional agreements among the Parties contained in paragraph 6(e) hereof.

(m) Notices: Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the respective party as set forth below and shall be delivered solely by electronic mail.

Notices shall be addressed as follows:

If to Aimia, to:

(i)	[***]

(ii)	[***]

(iii)	[***]

with copies to:

(i)	[***] and

(ii)	[***]

If to Aeroméxico, to:

(i)	[***]

with copies to:

(i)	Davis Polk & Wardwell, LLP

Attn:  [***]

       [***] and

[***]

and

(ii)	Sainz Abogados, S.C.

Attn:  [***]

        [***] and

        [***]

If to PLM, to:

(i)	[***]

with a copy to:

(i)	[***]

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

Address:	AEROVÍAS DE MÉXICO, S.A. DE C.V.

By:
Name:
Title:

By:
Name: Ricardo Javier Sánchez Baker
Title: Chief Financial Officer

Address:	GRUPO AEROMÉXICO, S.A.B. DE C.V.

By:
Name:
Title:

By:
Name: Ricardo Javier Sánchez Baker
Title: Chief Financial Officer

Address:	AIMIA HOLDINGS UK LIMITED

By:
Name:
Title:

[Signature Page to Transaction Agreement]

Address:	AIMIA HOLDINGS UK II LIMITED

By:
Name:
Title:

Address:	PLM PREMIER, S.A.P.I. DE C.V.

By:
Name: Gabriela Fernández Graham
Title: legal representative

By:
Name: Juan Carlos Muradás Ruiz
Title: legal representative

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

Address:	AEROVÍAS DE MÉXICO, S.A. DE C.V.

By:
Name:
Title:

By:
Name:
Title:

Address:	GRUPO AEROMÉXICO, S.A.B. DE C.V.

By:
Name:
Title:

By:
Name:
Title:

Address:	AIMIA HOLDINGS UK LIMITED

By:
Name: Steven Leonard
Title: Director

Address:	AIMIA HOLDINGS UK II LIMITED

By:
Name: Steven Leonard
Title: Director

Address:	PLM PREMIER, S.A.P.I. DE C.V.

By:
Name:
Title:

By:
Name:
Title:

Schedule 1

Club Premier Agreements

[Omitted]

Schedule 2

Shares Owned by Aimia

Shares Owned by Aimia

SHAREHOLDER	NO. OF SHARES	PERCENTAGE
AIMIA HOLDINGS UK LIMITED	93,005,123	24.4559%
AIMIA HOLDINGS UK II LIMITED	92,789,229	24.3992%
Total		48.8551%

Exhibit A

Chronological Plan to the Transaction Agreement

[Omitted]

Exhibit A-1

First Shareholders’ Resolutions

[Omitted]

Exhibit A-2

Second Shareholders’ Resolutions

[Omitted]

Exhibit A-3

Third Shareholders’ Resolutions

[Omitted]

Anexo “1” / Exhibit “1”

Estados Financieros / Financial Statements

(adjunto / attached)

[Ommitted]

Anexo “2” / Exhibit “2”

Contrato de Compraventa de Acciones / Share Purchase Agreement

(adjunto / attached)

[Ommitted]

Anexo “3” / Exhibit “3”

Cartas Poder / Proxy Letters

(adjunto / attached)

[Ommitted]

Exhibit B

Indemnity Agreement

[Ommitted]

Exhibit C

Share Purchase Agreement

[Ommitted]

Exhibit D

Preliminary Additional Payment Amount

[Omitted]